UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

3400 Peachtree Road, Suite 111, Atlanta, Georgia (principal executive offices)	30326 (Zip Code)

(404) 421-1844
(Registrant’s telephone number, including area code)

6564 Smoke Tree Lane Scottsdale, Arizona 85253
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On January 22, 2010, we filed with the Securities and Exchange Commission a Current Report on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to add and Exhibit 10.10 inadvertently missed and two acronym typo corrections. The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K. We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Southwest Signal, Inc., (SWSC), a Florida corporation (the newly pending and to be acquired “Subsidiary”) at this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable thereafter close of the pending transaction, but not later than the date required by applicable law.

(b)           Pro forma financial information.

It is not practicable to file the required pro forma financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Southwest Signal, Inc., (SWSC), a Florida corporation (the newly pending and to be acquired “Subsidiary”) at this time. Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable thereafter close of the pending transaction, but not later than the date required by applicable law.

(c)           Shell company transaction.  Not applicable.

(d)           Exhibits.

The following exhibits are (*) incorporated by reference to our Current Report on Form 8-K filed on December 22, 2010, and (**) filed herewith.

Exhibit No.	Identification of Exhibit
10.1	(*) Stock Purchase Agreement with Southwest Signal, Inc. as of January 15, 2010 (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).
10.2	(*) Note Purchase Agreement with St. George Investments, LLC, as of January 15, 2010 (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).
10.3
(*) Registration Rights Agreement with St. George Investments, LLC, as of January 15, 2010 (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).

10.4
(*) Secured Promissory Note Agreement with St. George Investments, LLC, as of January 15, 2010 (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).

10.5
(*) FUNDING AND LETTER OF CREDIT AGREEMENT dated the 15th day of January, 2010, by and between KEVIN J. FITZGERALD and PAMELA W. FITZGERALD, SOUTHWEST SIGNAL, INC., a Florida corporation, EGPI FIRECREEK, INC. and ST. GEORGE INVESTMENTS, LLC, an Illinois limited liability company (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).

10.6
(*) Bank of Tampa Commitment Letter For Irrevocable Letter of Credit, as of January 15, 2010 (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).

10.7	(*) Irrevocable Instructions for Letter of Credit from Southwest Signal, Inc. and Sellers, as of January 15, 2010.
10.8
(*) Trust Account Instructions to the Funding and Letter of Credit Agreement from St. George Investments, LLC (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).

10.9
(*) Judgment By Confession, Exhibit to St. George Investments LLC Agreements, as of January 15, 2010 (filed as an Exhibit to Current Report on Form 8-K dated January 22, 2010, and incorporated herein by reference).

10.10	(**) Convertible Promissory Note with St. George Investments, LLC, as of January 15, 2010, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2010

EGPI FIRECREEK, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer